Share-Based Payment (Compensation Cost And Valuation Assumption) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Share-Based Payment
Performance stock units	$ 392	$ 421	$ 289
Stock options	6	6	8
Restricted stock	91	85	21
Other	0	1	(2)
Total	$ 489	$ 513	$ 316
Risk-free interest rate	2.91%	3.06%	3.17%
Dividend yield	5.96%	6.61%	6.82%
Expected volatility factor	14.74%	15.75%	19.65%
Expected option life in years	7.00	7.00	7.00